PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

The 2011 Annual Report for all underlying investment options may be mailed separately to Pacific Life Insurance Company variable annuity contract owners with allocations to those options and should be read in conjunction with the Separate Account Annual Report included herein.

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	Variable Accounts
	I	IV	VII	X	XI	XII	XIII	XIV
ASSETS
Investments in affiliated mutual funds, at value:
Cash Management Portfolio Class I	$851,787
Inflation Managed Portfolio Class I		$683,272
Main Street® Core Portfolio Class I			$11,894,666
Managed Bond Portfolio Class I				$7,373,540
High Yield Bond Portfolio Class I					$138,933
Equity Index Portfolio Class I						$1,434,957
International Value Portfolio Class I							$620,233
Growth LT Portfolio Class I								$1,780,031
Receivables:
Fund shares redeemed	966	300	20,691	4,942	165	1,607	848	1,597

Total Assets	852,753	683,572	11,915,357	7,378,482	139,098	1,436,564	621,081	1,781,628

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	966	300	20,691	4,942	165	1,607	848	1,597
Other	1,309	786	3,708	2,407	194	2,707	677	1,807

Total Liabilities	2,275	1,086	24,399	7,349	359	4,314	1,525	3,404

NET ASSETS	$850,478	$682,486	$11,890,958	$7,371,133	$138,739	$1,432,250	$619,556	$1,778,224

Units Outstanding	364,329	158,185	3,806,822	2,676,908	61,794	500,237	510,579	599,626

Accumulation Unit Value	$2.33	$4.31	$3.12	$2.75	$2.25	$2.86	$1.21	$2.97

Cost of Investments	$847,209	$591,842	$11,801,441	$7,112,771	$142,185	$1,203,816	$833,784	$1,503,195

Shares Owned in each Portfolio	84,457	57,647	671,582	670,972	23,668	52,933	72,817	100,110

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Variable Accounts
	I	IV	VII	X	XI	XII	XIII	XIV
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$—	$41,841	$152,195	$449,393	$15,975	$43,904	$66,361	$21,055
EXPENSES
Mortality and expense risk	10,029	8,722	148,446	90,559	1,739	17,770	8,850	23,569
Operating expenses	337	293	4,990	3,044	58	597	298	792

Total Expenses	10,366	9,015	153,436	93,603	1,797	18,367	9,148	24,361

Net Investment Income (Loss)	(10,366)	32,826	(1,241)	355,790	14,178	25,537	57,213	(3,306)

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	106	14,808	10,045	(17,710)	(142)	3,590	(38,858)	11,291
Capital gain distributions from affiliated mutual fund investments	—	33,093	1,005,033	259,474	—	—	—	71,714

Realized Gain (Loss)	106	47,901	1,015,078	241,764	(142)	3,590	(38,858)	83,005

CHANGE IN NET UNREALIZED DEPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	(109)	(6,086)	(1,110,838)	(401,686)	(9,872)	(23,258)	(122,879)	(225,458)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($10,369)	$74,641	($97,001)	$195,868	$4,164	$5,869	($104,524)	($145,759)

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

	I		IV		VII		X		XI

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	($10,366)	($10,529)	$32,826	$5,565	($1,241)	$48,568	$355,790	$166,733	$14,178	$10,594
Realized gain (loss)	106	274	47,901	1,057	1,015,078	17,067	241,764	31,378	(142)	(647)
Change in net unrealized appreciation
(depreciation) on investments	(109)	(780)	(6,086)	44,874	(1,110,838)	819,916	(401,686)	318,624	(9,872)	10,988

Net Increase (Decrease) in Net Assets
Resulting from Operations	(10,369)	(11,035)	74,641	51,496	(97,001)	885,551	195,868	516,735	4,164	20,935

INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	252	13	—	—	39,930	60,457	17,510	80,425	—	—
Transfers between variable and fixed accounts, net	70,999	(2,948)	31,633	3,655	(257,145)	10,494,072	(256,003)	959,941	21,227	(2,167)
Contract charges and deductions	(36,717)	(15,393)	(72,168)	(6,148)	(320,297)	(28,567)	(263,987)	(129,354)	(14,976)	(150)
Surrenders	(13,207)	(18,881)	(85,617)	—	(980,477)	(253,305)	(344,867)	(842,287)	(35,456)	(1,123)
Other	2	(12)	46	(58)	(31)	399	(194)	(527)	(4)	(24)

Net Increase (Decrease) in Net Assets
Derived from Account Transactions	21,329	(37,221)	(126,106)	(2,551)	(1,518,020)	10,273,056	(847,541)	68,198	(29,209)	(3,464)

NET INCREASE (DECREASE) IN NET ASSETS	10,960	(48,256)	(51,465)	48,945	(1,615,021)	11,158,607	(651,673)	584,933	(25,045)	17,471

NET ASSETS
Beginning of Year	839,518	887,774	733,951	685,006	13,505,979	2,347,372	8,022,806	7,437,873	163,784	146,313

End of Year	$850,478	$839,518	$682,486	$733,951	$11,890,958	$13,505,979	$7,371,133	$8,022,806	$138,739	$163,784

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
	XII		XIII		XIV
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$25,537	$10,535	$57,213	$11,704	($3,306)	($3,014)
Realized gain (loss)	3,590	(4,475)	(38,858)	(37,411)	83,005	(6,965)
Change in net unrealized appreciation (depreciation) on investments	(23,258)	176,225	(122,879)	35,171	(225,458)	197,356

Net Increase (Decrease) in Net Assets Resulting from Operations	5,869	182,285	(104,524)	9,464	(145,759)	187,377

INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	—	12,450	430	989	5	993
Transfers between variable and fixed accounts, net	9,743	14,521	(45,318)	31,948	(74,817)	(271,863)
Contract charges and deductions	(28,151)	(84,600)	(7,342)	(24,916)	(27,397)	(21,004)
Surrenders	(52,586)	(166,239)	(39,334)	(28,116)	(105,227)	(158,823)
Other	(41)	(307)	917	(40)	2,365	(391)

Net Decrease in Net Assets Derived from Account Transactions	(71,035)	(224,175)	(90,647)	(20,135)	(205,071)	(451,088)

NET DECREASE IN NET ASSETS	(65,166)	(41,890)	(195,171)	(10,671)	(350,830)	(263,711)

NET ASSETS
Beginning of Year	1,497,416	1,539,306	814,727	825,398	2,129,054	2,392,765

End of Year	$1,432,250	$1,497,416	$619,556	$814,727	$1,778,224	$2,129,054

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year ended December 31 are presented in the table below.

	At the End of Each Year
Variable Accounts For Each Year Ended	AUV	Units Outstanding	Net Assets	Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
I
2011	$2.33	364,329	$850,478	0.00%	1.23%	(1.22%	)
2010	2.36	355,249	839,518	0.01%	1.23%	(1.28%	)
2009	2.39	370,878	887,774	0.25%	1.23%	(1.05%	)
2008	2.42	522,558	1,264,179	2.10%	1.23%	1.11%
2007	2.39	575,243	1,376,356	4.91%	1.24%	3.70%
IV
2011	$4.31	158,185	$682,486	5.70%	1.23%	10.49%
2010	3.90	187,957	733,951	2.00%	1.23%	7.45%
2009	3.63	188,490	685,006	4.14%	1.23%	19.51%
2008	3.04	178,532	542,919	2.76%	1.23%	(10.45%	)
2007	3.40	227,960	774,128	4.18%	1.24%	8.79%
VII
2011	$3.12	3,806,822	$11,890,958	1.22%	1.23%	(0.75%	)
2010	3.15	4,291,447	13,505,979	2.39%	1.22%	14.84%
2009	2.74	856,545	2,347,372	1.53%	1.23%	27.78%
2008	2.14	927,110	1,988,460	1.34%	1.23%	(39.62%	)
2007	3.55	1,076,091	3,822,390	1.06%	1.24%	3.12%
X
2011	$2.75	2,676,908	$7,371,133	5.89%	1.23%	2.58%
2010	2.68	2,988,599	8,022,806	3.47%	1.23%	7.63%
2009	2.49	2,982,086	7,437,873	6.61%	1.23%	19.53%
2008	2.09	3,241,818	6,764,527	4.46%	1.23%	(2.91%	)
2007	2.15	3,483,955	7,487,539	4.42%	1.24%	7.20%
XI
2011	$2.25	61,794	$138,739	10.91%	1.23%	2.16%
2010	2.20	74,521	163,784	7.65%	1.23%	13.12%
2009	1.94	75,309	146,313	8.03%	1.23%	38.16%
2008	1.41	70,347	98,921	9.11%	1.23%	(23.15%	)
2007	1.83	55,697	101,914	7.46%	1.24%	1.18%
XII
2011	$2.86	500,237	$1,432,250	2.93%	1.23%	0.58%
2010	2.85	526,036	1,497,416	1.96%	1.23%	13.40%
2009	2.51	613,235	1,539,306	1.79%	1.23%	24.82%
2008	2.01	612,225	1,231,216	1.93%	1.23%	(38.12%	)
2007	3.25	648,443	2,107,365	1.78%	1.24%	3.94%
XIII
2011	$1.21	510,579	$619,556	8.91%	1.23%	(13.88%	)
2010	1.41	578,232	814,727	2.73%	1.23%	1.33%
2009	1.39	593,613	825,398	2.45%	1.23%	26.44%
2008	1.10	585,643	644,048	2.48%	1.23%	(48.42%	)
2007	2.13	740,760	1,579,482	2.11%	1.24%	4.94%
XIV
2011	$2.97	599,626	$1,778,224	1.06%	1.23%	(7.11%	)
2010	3.19	666,908	2,129,054	1.09%	1.23%	9.88%
2009	2.91	823,569	2,392,765	1.05%	1.23%	35.61%
2008	2.14	833,152	1,785,025	0.48%	1.23%	(41.68%	)
2007	3.67	899,579	3,304,587	0.43%	1.24%	14.21%

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) fees and operating expenses that are assessed against contract owner accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for the year ended December 31, 2011 of certain variable accounts may be higher than prior years mainly due to the net investment income distributions received after the share class conversion of the underlying portfolios in which the variable accounts invest. Such distributions have no impact to the total returns of the variable accounts or the underlying portfolios in which the variable accounts invest.

(2)	The expense ratios represent annualized contract fees and expenses of the Separate Account for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 3 in Notes to Financial Statements).

(3)	Total returns reflect changes in the unit values of the underlying portfolios and deductions for M&E fees and operating expenses assessed through the daily AUV calculation. M&E fees are assessed at an annual rate of 1.19% of the average daily net assets of each variable account as discussed in Note 3 in Notes to Financial Statements. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns.

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Corinthian Variable Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) operates as a unit investment trust under the Investment Company Act of 1940, as amended, and is divided into subaccounts (“Variable Accounts”). The assets in each Variable Account invest in Class I shares of the corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund (the “Fund”), an affiliated mutual fund (see Note 3), as follows:

Variable Accounts	Portfolios	Variable Accounts	Portfolios
I	Cash Management Portfolio	XI	High Yield Bond Portfolio
IV	Inflation Managed Portfolio	XII	Equity Index Portfolio
VII	Main Street® Core Portfolio	XIII	International Value Portfolio
X	Managed Bond Portfolio	XIV	Growth LT Portfolio

Each Portfolio pursues different investment objectives and policies. The financial statements of the Fund, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements. Main Street is a registered trademark of OppenheimerFunds, Inc.

The net assets of the Fund’s Equity and Multi-Strategy Portfolios, the underlying portfolios for the Variable Account II and Variable Account IX, respectively, were transferred to the Fund’s Main Street Core and Managed Bond Portfolios (the “Surviving Portfolios”), the underlying portfolios for the Variable Account VII and Variable Account X, respectively, in exchange for shares of the Surviving Portfolios (the “Reorganization”). The Reorganization took place on October 29, 2010. In connection with the Reorganization, a total of 1,721,803 outstanding accumulation units (valued at $9,484,310) of the Variable Account II were exchanged for 3,171,744 accumulation units with equal value of the Variable Account VII, and a total of 809,639 outstanding accumulation units (valued at $2,018,885) of the Variable Account IX were exchanged for 371,336 accumulation units (valued at $1,110,387) of the Variable Account VII and 330,314 accumulation units (valued at $908,498) of the Variable Account X. Transfers of units related to the Reorganization are included in “Transfers between variable and fixed accounts, net” in the statements of changes in Net Assets.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuities, are obligations of Pacific Life.

The Separate Account funds individual flexible premium deferred annuity and variable accumulation contracts (the “Contracts”) administered by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Fund is discussed in the notes to its financial statements.

B. Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Variable Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.

C. Federal Income Taxes

The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the Contracts.

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

3. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) Pacific Life assumes at an annual rate of 1.19% of the average daily net assets of each Variable Account. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is where expenses incurred in administering the Contracts and the Separate Account will exceed the amount realized from fees and charges assessed against the Contracts.

The Separate Account also bears certain operating expenses, subject to Pacific Life’s guarantee that such operating expenses will not exceed 0.25% of each Variable Account’s average daily net assets annually. For the year ended December 31, 2011, the annualized operating expenses for each of the Variable Accounts were below the 0.25% expense cap. Pacific Life further guarantees that the ordinary operating expenses of a Variable Account together with the operating expenses incurred by its underlying Portfolio, exclusive of advisory fees, service fees, additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains), interest, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses, will not exceed 0.60% of average daily net assets annually after consideration for any adjustment by the Fund’s Investment Adviser for Fund expenses in excess of stated expense limitations. For the year ended December 31, 2011, the combined annualized operating expenses for each of the Variable Accounts were below the 0.60% expense cap.

Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any state premium tax, and any withdrawal and surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through a redemption of units. Withdrawal and surrender charges are included in surrenders and all other fees and charges are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets.

In addition to the Variable Accounts’ own operating expenses, they also indirectly bear a portion of the operating expenses of the applicable Portfolios in which the Variable Accounts invest.

The assets of each Variable Account invest in Class I shares of the corresponding Portfolios of the Fund, an affiliated mutual fund. Each Portfolio pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to the Fund’s Investment Advisory Agreement and pays a class-specific service fee to Pacific Select Distributors, Inc. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under the Fund’s Service Plan. Each Portfolio also compensates Pacific Life and PLFA on an approximate cost basis pursuant to the Fund’s Agreement for Support Services for providing services to the Fund that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 6 in Notes to Financial Statements of the Fund, which are provided separately. For the year ended December 31, 2011, PLFA received advisory fees from the Portfolios at effective annual rates ranging from 0.05% to 0.65% which are based on an annual percentage of average daily net assets of each Portfolio and PSD received a service fee of 0.20% on Class I shares only, based on an annual percentage of average daily net assets of each Portfolio.

4. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011, were as follows:

Variable Accounts	Purchases	Sales	Variable Accounts	Purchases	Sales
I	$ 76,141	$ 65,179	XI	$ 73,523	$ 88,550
IV	118,395	178,505	XII	166,060	211,516
VII	1,450,947	1,965,238	XIII	103,194	137,545
X	746,153	978,366	XIV	98,336	237,199

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. FAIR VALUE MEASUREMENTS

The Separate Account characterizes its holdings in the Variable Accounts as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices (unadjusted) in active markets for identical holdings

Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 — Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2011, the Variable Accounts’ holdings as presented in the Statements of Assets and Liabilities on page 1 of this report were all categorized as Level 1 under the three-tier hierarchy of inputs. There were no transfers between Level 1, Level 2, and Level 3 during the year ended December 31, 2011. Transfers between levels, if any, are based on values at the end of the period.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2011 and 2010 were as follows:

	2011			2010
Variable Accounts	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
I	32,574	(23,494)	9,080	6	(15,635)	(15,629)
IV	10,839	(40,611)	(29,772)	5,351	(5,884)	(533)
VII	104,561	(589,186)	(484,625)	3,574,440	(139,538)	3,434,902
X	15,770	(327,461)	(311,691)	398,704	(392,191)	6,513
XI	25,346	(38,073)	(12,727)	9,789	(10,577)	(788)
XII	41,305	(67,104)	(25,799)	16,281	(103,480)	(87,199)
XIII	26,926	(94,579)	(67,653)	58,538	(73,919)	(15,381)
XIV	2,146	(69,428)	(67,282)	2,309	(158,970)	(156,661)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of Pacific Corinthian Variable Separate Account (the “Separate Account”) comprised of Variable Accounts I, IV, VII, X, XI, XII, XIII, and XIV (collectively, the “Variable Accounts”) as of December 31, 2011, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Corinthian Variable Separate Account as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 28, 2012

Pacific Life Insurance Company

Mailing Address:

P.O. Box 2378

Omaha, Nebraska 68103-2378

Annual Report

as of December 31, 2011

• Pacific Corinthian Variable

  Separate Account of

  Pacific Life Insurance Company

Form No.	1001-12A